EX-99.906CERT

MFS VARIABLE INSURANCE TRUST

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John M. Corcoran, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Variable Insurance Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 18, 2009	JOHN M. CORCORAN
John M. Corcoran
Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS VARIABLE INSURANCE TRUST

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Maria F. Dwyer, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Variable Insurance Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 18, 2009	MARIA F. DWYER
Maria F. Dwyer
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.